Adient – PUBLIC Deutsche Bank Global Auto Conference 2025 June 11, 2025

Adient – PUBLIC Important Information Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to the effects of local and national economic, credit and capital market conditions (including the persistence of high interest rates, vehicle affordability and volatile currency exchange rates) on the global economy, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, automotive vehicle production levels, mix and schedules, as well as the concentration of exposure to certain automotive manufacturers, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, risks associated with Adient’s joint ventures, volatile energy markets, Adient’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by Adient’s customers for the manufacture of vehicles), geopolitical uncertainties such as the Ukraine and Middle East conflicts and the impact on the regional and global economies and additional pressure on supply chain and vehicle production, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to successfully identify suitable opportunities for organic investment and/or acquisitions and to integrate such investments and/or acquisitions; work stoppages, including due to strikes, supply chain disruptions and similar events, wage inflationary pressures due to labor shortages and new labor negotiations, the ability of Adient to execute its restructuring plans and achieve the desired benefit, the ability of Adient to meet debt service requirements and, terms of future financing, the impact of global tax reform legislation, potential adjustment of the value of deferred tax assets, global climate change and related emphasis on sustainability matters by various stakeholders, and the ability of Adient to achieve its sustainability-related goals, cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2024, in Adient’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 filed with the SEC on May 7, 2025, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. For complete details and to see reconciliations of non-GAAP measures to their most directly comparable GAAP measures, visit the events section of the Adient investor website at www.investors.adient.com/events-and-presentations/events to download the full press release and earnings presentation. June 11, 2025DB Global Auto Conference 2

Adient – PUBLIC Agenda > Business Update Jerome Dorlack President and CEO > Financial Review Mark Oswald Executive VP and CFO > Q&A

Adient – PUBLIC Creating sustainable value for our stakeholders All are contributing factors to driving long-term sustainable growth and margin expansion 4DB Global Auto Conference June 11, 2025

Adient – PUBLIC 5 Why Adient? DB Global Auto Conference Adient is committed to driving sustainable shareholder value through increased earnings, margin expansion, and solid FCF generation Adient has a world-class global footprint, with the ability to support our customers wherever they do business around the world Strong, diverse customer relationships - unparallelled with Asia-based OEMs Disciplined capital allocation Strong and flexible balance sheet (1.9x leverage, within target range 1.5x-2.0x), no near-term maturities June 11, 2025

Current state of the business: positive momentum expected to carry forward into H2

- Strong business performance in H1 drove y-o-y improvement in Adj. EBITDA margin, up y-o-y despite lower customer volumes
- Drove ongoing operational excellence and solid execution, demonstrating our resilience during times of volume pressure and macro volatility
- Free cash flow was in-line with normal seasonality, and included incremental restructuring costs related to Europe; strong H1 cash balance and liquidity
- The company's consistent track record for delivering high-quality, innovative seating solutions for our customers is driving new business wins across the regions
- Adient continues to receive outstanding broad-based customer recognition, notably earning our 4th consecutive GM Supplier of the Year award

Key H1 FY25 Financial Metrics

Consolidated Revenue	**~$7.4B**
Adj.-EBITDA	**$443M**
Free Cash Flow	**($45M)**
Cash Balance	**$754M** (at March 31, 2025)
Gross Debt and Net Debt	**~$2.4B and ~$1.6B, respectively**

Adient's operating model enabling resilience and flexibility during volume/mix headwinds and macro uncertainty

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Regional update

Americas

- Continued favorable business performance
- Margin expansion
- Well-positioned to support customer onshoring

EMEA

- Restructuring projects on track; prudent use of capital
- See signs of regional stabilization and improved revenue in out years
- Winning new business

Asia

- Continued high level of execution
- Winning with new C-OEMs, on track to achieve ~60% C-OEM mix by end of FY27
- Remains a highly profitable, cash-generative business

Adient is agile and well-prepared to capitalize on emerging business opportunities

DB Global Auto Conference Adient – PUBLIC June 11, 2025 7

Adient – PUBLIC Debt and capital structure March 31 September 30 (in $ millions) 2025 2024 Cash 754$ 945$ Total Debt 2,396 2,405 Net Debt 1,642$ 1,460$ Net Debt > Total liquidity of ~$1.6B at March 31, 2025 (cash on hand of ~$754M and ~$843M of undrawn capacity under the revolving line of credit) > Adient’s net leverage ratio on a TTM basis is 1.9x, within the targeted range of 1.5x-2.0x > Extended average maturity profile from 4.0 years to 6.1 years after successful refinance of senior unsecured notes now due in 2033 June 11, 2025DB Global Auto Conference 8 ($ in millions) 3/31/2025 Cash & Debt Profile Amount Cash & Cash Equivalents 754 ABL Revolver, incl. FILO due 2027 (1) -$ Term Loan B due 2031 629 7.000% Secured Notes due 2028 500 Total Secured Debt 1,129 8.250% Notes due 2031 500 7.500% Notes due 2033 795 Other LT debt 5 Other Bank Borrowings 2 Deferred issuance costs (35) Total Debt 2,396 (1) Subject to ABL borrowing base availability. As of March 31, 2025, there were no draws outstanding and approximately $843 million was available under the ABL Credit Agreement. $629 $500 $1,250 $500 $1,129 $795 $0 $500 $1,000 $1,500 2025 2026 2027 2028 2029 2030 2031 2032 2033 Debt Maturity Profile 7.500% Senior Notes 8.250% Senior Notes Term Loan B 7.000% Senior Secured Notes ABL Availability Adient continues to proactively manage its debt maturity profile: successfully refinanced $795M senior unsecured notes due 2026 in Q2; no near-term maturities

Adient – PUBLIC Strong second quarter and H1, and we are seeing positive momentum, though uncertainty around volumes in H2 June 11, 2025DB Global Auto Conference 9 Key messages and takeaways History of successfully managing through turbulent times – strong balance sheet and liquidity with no near-term maturities Tariff headwinds appear to be manageable – comprehensive action plans in place to mitigate, >75% already mitigated Executing plans to drive value to our customers and capitalizing on opportunities Management team remains committed to driving higher levels of business performance to mitigate macro headwinds

Adient – PUBLIC Q&A